FEBRUARY 18, 2026 BUSINESS UPDATE Exhibit 99.1

1Edison International | February 2026 Business Update Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related costs (including amounts paid for self-insured retention and co-insurance, and amounts not recoverable from the Wildfire Fund), and costs incurred for wildfire restoration efforts and to mitigate the risk of utility equipment causing future wildfires; • the cybersecurity of Edison International's and SCE's critical information technology systems for grid control and business, employee and customer data, and the physical security of Edison International's and SCE's critical assets and personnel; • risks associated with the construction, operation, and maintenance of electrical facilities, including worker, contractor, and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of affordability on SCE’s ability to obtain regulatory approval of, or cost recovery for, operations and maintenance expenses, proposed capital investment projects, forecasted load growth does not occur, and increased costs due to supply chain constraints, tariffs, inflation and rising interest rates and the impact of legislative actions on affordability; • ability of SCE to update its grid infrastructure to maintain system integrity and reliability, and meet electrification needs; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan, its target energization times and capital investment program, including challenges related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator's (“CAISO”) transmission plans, and governmental approvals; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“); • risk that California Assembly Bill 1054 (“AB 1054“), California Senate Bill 254 (“SB 254”) or other new California legislation does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial or contributing cause, including the longevity of the Wildfire Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under AB 1054 or SB 254, including its interpretation of the prudency standard clarified by AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission, the California legislature and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, approval of regulatory proceeding settlements, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, reforming wildfire-related liability protections available to California investor-owned utilities, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • governmental, statutory, regulatory, or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market adopted by the North American Electric Reliability Corporation, CAISO, Western Electricity Coordinating Council, and similar regulatory bodies in adjoining regions, and changes in the United States' and California's environmental priorities that lessen the importance placed on greenhouse gas reduction and other climate related priorities; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to customer notifications and to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change), such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events and other natural disasters (such as earthquakes), which could cause, among other things, worker and public safety issues, property damage, outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

2Edison International | February 2026 Business Update Wildfire Mitigation Financial Information AppendixIntroduction Electrifying the Future: Customers and Clean Energy Edison International leads the transformation of the electric power industry One of the nation’s largest electric-only utilities, with over 5 million customer accounts in 50,000 square-mile service area EIX’s principal subsidiary, with $38–41 billion electric infrastructure investment opportunity from 2026 through 2030 Growth driven by investment in strengthening and modernizing the grid and advancing California’s aggressive climate goals Wires-focused rate base, with limited power generation ownership (<20% of power delivered from owned generation) Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions Clients include 48 of the world’s largest companies Focused on opportunities in clean energy, advancing electrification, building a modernized and more reliable grid, and enabling customers’ technology choices

3Edison International | February 2026 Business Update Wildfire Mitigation Financial Information AppendixIntroduction Electrifying the Future: Customers and Clean Energy Thesis: Wires-focused utility investing in reliability, resiliency, and climate adaptation to enable clean energy transition Constructive California and Federal regulatory structures Aggressive climate goals met with clean, efficient, economywide electrification Significant investment required to ensure the grid is reliable, resilient, and ready for widespread electrification Investment in electric-led clean energy future results in strong rate base and dividend growth Decoupling of sales Forward-looking ratemaking Wildfire prudency standard California GHG reduction Helping customers make clean energy choices Address wildfire risk and climate adaptation needs Infrastructure replacement Electrification infrastructure ~7% 2025–2030 rate base CAGR Target dividend payout of 45–55% of SCE core earnings

4Edison International | February 2026 Business Update Wildfire Mitigation Financial Information AppendixIntroduction Electrifying the Future: Customers and Clean Energy California’s regulatory mechanisms provide revenue certainty Revenue Decoupling means earnings aren’t affected by changes in electricity sales Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection Balancing Accounts allow SCE to collect and refund differences to authorized revenue SCE has several balancing accounts, including for variances in sales volume, such as those related to weather Fuel & purchased power recovered on forecast basis, with over/under-collections trued-up via balancing accounts Forecast Ratemaking reduces regulatory lag Four-year GRC cycle with forward-looking test year and attrition year increases CPUC has historically authorized mechanism that gives SCE opportunity to offset some inflationary price increases based on utility-specific indices Cost of capital proceedings on three-year cycle separate from GRC with mechanism to reasonably adjust cost of capital if market conditions change significantly during cycles

SCE WILDFIRE MITIGATION: APPROACH, PROGRESS, AND RESULTS

6Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SB 254 (2025) & Natural Catastrophe Resiliency Study AB 1054 (2019) & SB 599 (2022) SCE Safety Certification Wildfire Insurance Fund AB 1054 and SB 254-Related Edison for the Record Map of SCE’s Service Area Stories and Videos on SCE’s Wildfire Mitigation Efforts and PSPS Energized by Edison Wildfire Mitigation Newsletter Other Useful Links and Resources1 Weather Stations Wildfire Cameras PSPS Information PSPS Decision Making Role of Weather in PSPS SCE Wildfire Safety Webpage Wildfire Mitigation Plan & Related Documents Vegetation Management Southern California Wildfires Document Library (including ESIRs and Section 315 letters) Situational Awareness Wildfire Mitigation 1. This page contains links to third-party websites, provided for the convenience of investors. Direct links to documents and information issued by third parties are provided on this page should not be construed as an endorsement or adoption of or an agreement with such content by Edison International or SCE. Third-party content is the responsibility of the third-party, and Edison International and SCE disclaim all liability for any statements made in such third-party content

7Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE’s 2026–2028 Wildfire Mitigation Plan is a layered defense strategy to safeguard our communities Distribution hardening Additional 700+ miles of covered conductor and targeted undergrounding Transmission hardening Enhanced standards and proactive upgrades to reduce ignition risk on transmission infrastructure New technology deployment Deploying new and expanded tools to identify and prevent ignition risks early Public Safety Power Shutoffs (PSPS) Last-resort tool to prevent ignitions during extreme weather; focused on reducing impacts Situational awareness Using weather stations, HD cameras, and forecasting to monitor and respond to wildfire risk Continued investment builds on ongoing efforts to reduce the risk of wildfires associated with utility equipment while applying latest learnings Vegetation management Removing hazardous trees and maintaining clearances to prevent vegetation-related ignitions Aerial suppression Supporting aerial firefighting resources to improve rapid wildfire response and public safety Refine other strategies Continuously improving mitigation through lessons learned, modeling, and utility collaboration

8Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE is seeing proof points and results from its substantial wildfire mitigation efforts 1. Since 2018 and as of December 31, 2025 2. Refers to the ignition drivers covered conductor is designed to mitigate 7,080+ MILES OF COVERED CONDUCTOR1 2.5 MILLION+ TRIMS AND REMOVALS IN HFRA1 1.5 MILLION+ HFRA INSPECTIONS1 1,980+ WEATHER STATIONS1 ~200 HD CAMERAS1 No ignitions due to failure of covered conductor2 ~90% visual coverage of SCE’s High Fire Risk Area

9Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy California has a comprehensive wildfire risk reduction profile, benefiting customers and investors Suppression CAL FIRE Budget: Doubled since 2017-18 CAL FIRE Staffing: >90% increase since 2017-18 CAL FIRE’s fleet is the largest civil aerial firefighting fleet in the world Legislation SB 254 passed Sept. 2025 AB 1054 passed July 2019 Codified prudent manager standard $21+ billion initial wildfire fund and $18 billion continuation account Regulation Wildfire Mitigation Plan Safety Certification Substantial approved funding for wildfire mitigation

10Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SB 254 is a key action that demonstrates support for IOU financial stability and its importance for customer affordability… 1. References to “Wildfire Fund” refer to the fund established under AB 1054 in 2019; “New fund” refers to the Continuation Account established under SB 254. Funding of the Continuation Account is dependent upon a determination by the fund administrator and CPUC authorization of extending customer charges 2. If the administrator winds up and terminates the account before the final installment payment is paid, IOUs shall provide one-half of the remaining unpaid installment payments as rate credits to its ratepayers 3. Any remaining value in the Wildfire Fund rolls over to the new fund after satisfying covered wildfires 4. Subject to CPUC approval; SB 254 was signed by the governor on September 19, 2025, which is the effective date of the bill 5. Based on the assumption that SCE’s share will be determined according to its allocation of the IOU contributions to the Continuation Account    Excludes $6Bn in wildfire capex from rate base Creates $18Bn fund with no upfront contribution1 Funded 50/50 by customers and IOUs – IOUs: $300MM/year for 2029–2045 – plus $3.9Bn over 5 years if need determined by administrator2 – Customers: $900MM/year for 2036–2045 SCE share: 47.85% (~$145MM/year starting 2029) New fund available only for wildfires ignited after Sept. 19, 2025 (SB 254’s effective date); initial fund available only for wildfires ignited before effective date1,3 Enhances framework for liability cap, claims, and financing Liability cap now based on year of ignition—improving certainty of amount—rather than year of disallowance If Wildfire Fund1 exhausted, IOU may issue securitized bonds to fund claims payments for covered wildfires ignited between Jan. 1, 2025, and Sept. 19, 20254 If required to reimburse new fund, IOU may reduce reimbursement by amount of contributions paid Gives IOUs right of first refusal for subrogation claim sales for wildfires ignited after SB 254’s effective date IOUs to securitize $6Bn of wildfire mitigation capital spending (SCE share: ~$2.9Bn)5 Constructive for potential Eaton Fire losses

11Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy …and requires evaluation of broad long-term reforms, recognizing new models necessary to equitably socialize risk Recognizes climate-driven natural catastrophe costs exceed what customers or shareholders can bear Broad reforms across numerous sectors and stakeholders needed in response to emerging climate- fueled economic crisis Solutions should ensure IOUs are accountable for safety and also have the financial health to attract low- cost capital on behalf of customers CEA to perform comprehensive assessment on new models or approaches The CEA’s report, due to the Legislature and Governor by April 1, 2026, shall include specific recommendations, including, but not limited to: Reduction of Wildfire Risk and Damage Ensuring Fair Compensation Equitable Risk Socialization • Additional wildfire mitigation measures and technology solutions to reduce risk of ignition and limit spread and damage • Options for enactment of programs to reduce the risk of wildfires spreading and becoming high-severity catastrophes • Options for reducing economic damage resulting from wildfires and potentially other catastrophic natural disasters • Financing, insurance, and other mechanisms to expedite recovery for communities impacted by natural catastrophes • Options for enactment of streamlined, low-cost mechanism to provide injured parties full compensation for damages resulting from wildfires • Impacts of reasonable limitations on changes to recoveries in wildfire litigation arising from ignitions caused by utility infrastructure • Accessibility and affordability of property insurance in California • Alternative structures to socialize risk of damage from natural catastrophes • Additional measures to benefit ratepayers through reducing costs caused by fiscal uncertainty while holding IOUs accountable for improving safety and reducing risk • Options for new models to complement or replace the fund

12Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy AB 10541 provides a strong regulatory construct for determining wildfire liability and cost recovery Established safety certification process and additional safety oversight Under AB 1054, SCE can obtain an annual safety certification following submission of required safety information, including an approved wildfire mitigation plan Safety certifications valid for 12 months and remain valid until Office of Energy Infrastructure Safety acts on SCE’s request for a new safety certification Codified prudency standard and assumes utility prudency unless serious doubt created Provided a utility is “safety certified,” establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility’s control (e.g., humidity, temperature, winds) Standard survives even if Wildfire Insurance Fund is depleted Established $21+ billion Wildfire Fund to enhance liquidity Reimburses utility for eligible claims payments above $1 billion required insurance coverage2 Currently ~$14.1 billion of assets, invested ~80% Treasury/Agency and ~20% corporate securities3 Administrator recently estimated the fund's claim paying capacity for the Eaton Fire exceeds $21 billion Caps utility liability if found imprudent (SCE 2025 cap: ~$4.3 Bn5) If found prudent, no requirement to reimburse fund for claims covered by fund If found imprudent or partially imprudent, shareholders reimburse fund up to cap Reimbursement capped if utility has valid safety certification.4 The cap covers trailing three-year period and limits reimbursement to 20% of electric T&D equity rate base at time of ignition5 1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019 2. Or amount required by fund administrator, whichever is higher 3. Source: California Earthquake Authority Financial Report presented at the February 5, 2026 California Catastrophe Response Council meeting 4. And has not been found to have acted with conscious or willful disregard of the rights and safety of others 5. Excluding general plant and intangibles. Liability cap calculation amended by California Senate Bill 254 (2025) to be based on year of ignition

13Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Wildfire Fund provides liquidity for claims payments and ceiling on liability to reimburse fund AB 1054 Wildfire Fund (Initial Account) Mechanics1 1. This summary is based on Edison International’s interpretation of Assembly Bill 1054 (2019) and clarifications made in Senate Bill 599 (2022) and Senate Bill 254 (2025) 2. “Eligible claims”: claims for third-party damages from covered wildfires less annual utility retention (larger of $1.0 billion or required insurance layer per fund administrator) 3. Excluding general plant and intangibles • Pay out claims to claimants subject to fund administrator approval • Subrogation claims settled at ≤40% approved unless exceptional facts and circumstances; higher amounts may be approved by fund administrator Fund payment of “eligible claims”2 CPUC prudency determination (serious doubt standard if utility holds safety cert.) • Covers claims payments resulting from wildfires ignited on or after July 12, 2019, either (a) caused by PG&E, SCE, or SDG&E, as determined by the governmental agency responsible for determining causation, or (b) asserted to have been caused by PG&E, SCE, or SDG&E, and results in a court-approved dismissal resulting from settlement of third-party damage claims, in excess of annual utility insurance ($1 billion)2 • Claim-paying capacity of $21+ billion. Fund can securitize future contributions if necessary to capitalize the fund • Fund reimbursed if imprudent (see below right), but does not have a separate replenishment mechanism Wildfire Insurance Fund • Liability cap of 20% of T&D Equity Rate Base (~$4.3Bn for SCE for 2025)3 unless found to have acted with conscious or willful disregard of the rights and safety of others • Liability cap lapses when fund exhausted; prudency standard remains If found imprudent, IOU reimburses Wildfire Fund up to 3-year rolling cap If found prudent, IOU does not reimburse Wildfire Fund PG&E: $4.8Bn initial + $193MM annually through 2028 SCE: $2.4Bn initial + $95MM annually through 2028 SDG&E: $0.3Bn initial + $13MM annually through 2028 IOUs contribute $10.5 billion Customers contribute $0.9Bn annually through 2035. May be directly contributed to Fund or used to support issuance of bonds by California DWR Customers contribute non-bypassable charge

14Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE does not reimburse Fund for eligible claims above annual aggregate insurance of $1 billionIf authorized 100% recovery1 SCE’s Insurance Wildfire Insurance Fund Utility Shareholders 1. Claims typically settle at a percentage of the asserted damages 2. Costs in application may be allocated for cost recovery in full or in part considering factors within and beyond utility’s control, including humidity, temperature, and winds 1.0 9.0 1.0 4.74.3 If authorized 0% recovery1 $10 billion cost of paid claims1 (Wildfire Fund reimburses utility for claims paid above IOU insurance of $1 billion) SCE cost recovery application and CPUC review2 (Serious doubt standard if SCE holds safety certification) Liability cap for subsequent events over 3-year period reduced by amount reimbursed $10.0 $10.0 Example of Wildfire Fund operations, reimbursement, and IOU liability from a hypothetical wildfire resulting in $10 billion of paid claims $ in Billions; Example based on SCE’s 2025 Liability Cap Wildfire Fund illustrated: Eligible claims paid by fund and potential reimbursement is capped Partial recovery can be authorized2

15Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy $2.0 $2.5 $2.9 $2.5 $2.6 $3.7 $4.1 $4.2 $4.2 $5.0 '17-18 '18-19 '19-20 '20-21 '21-22 '22-23 '23-24 '24-25 '25-26 '26-27* California has continued to increase investments in wildfire suppression and prevention 70+ aircraft make CAL FIRE’s fleet the largest civil aerial firefighting fleet in the world2 1. As initially enacted. Does not include subsequent Emergency Fund funding. *: 2026-27 is based on the Governor’s proposed budget released on January 9, 2026 2. https://www.fire.ca.gov/what-we-do/fire-protection/aviation-program 3. Budgeted across departments and budget years. Portions of the funding for the Wildfire & Forest Resilience Strategy are captured within CAL FIRE’s overall budget 4. https://www.gov.ca.gov/2025/01/13/california-forest-management-hotter-drier-climate/ CAL FIRE’s budget has doubled since 2017-18 CAL FIRE Enacted Budget by Budget Year, $ in Billions1 CAL FIRE’s staffing has increased by >90% since 2017-18 Thousands of CAL FIRE Budget Year Positions1 6.9 7.2 7.7 8.1 8.8 11.3 12.0 12.5 13.3 14.0 '17-18 '18-19 '19-20 '20-21 '21-22 '22-23 '23-24 '24-25 '25-26 '26-27* State has committed $2.6 billion over 7 years3 for Wildfire & Forest Resilience Strategy Increased use of new technology including drones, AI-powered tools to spot fires, and advanced mapping4

16Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy ~4.0 ~0.9 Under- ground Covered Conductor Covered conductor is a very valuable tool to expeditiously and cost-effectively reduce wildfire risk specific to SCE • Communities of Elevated Fire Concern2 • High burn frequency • Limited egress • Wind speeds exceeding covered conductor PSPS thresholds • Exceptionally high potential consequence (>10,000 acres) • Operational feasibility Cost per Mile $ in Millions Avg. Implementation Time In Months 1. The Schedule phase includes verifying permits, obtaining easements, scoping and bundling work, and scheduling construction 2. Communities of Elevated Fire Concern defined as smaller geographic areas where terrain, construction, and other factors could lead to smaller, fast-moving fires threatening populated locations under benign (normal) weather conditions Targeted Undergrounding Pursued Based on Risk Profile Lower Cost to Implement Faster Execution Speed Covered Conductor Under- ground Initiate ~2–3 ~2–3 Plan ~6–9 ~9–15 Schedule1 ~6–9 ~9–15 Execute ~2–3 ~5–15 Total 16–24+ 25–48+ ~80% lower

17Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE has completed 93% of planned distribution line hardening in high fire risk area (HFRA) Completed Hardening (14,580+ miles) Underground (~7,500 miles) Covered Conductor (7,080+ miles) Status of Currently Planned Grid Hardening in HFRA1 Distribution circuit miles, As of December 31, 2025 Completed 93% of plan 1. Refers to circuit miles of distribution infrastructure in SCE’s high fire risk areas (HFRA) 2. Includes covered conductor and undergrounding Remaining Planned2 (Up to ~1,070 miles)

18Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 1 2 3 Eaton Fire: Currently unable to estimate potential losses; SCE has clear sources for funding claims resolution1 1. Refers to claims for third-party damages related to the Eaton Fire eligible for reimbursement from the Wildfire Fund’s Initial Account, which will be subject to approval of the fund administrator 2. For further details, see "Management Overview—Southern California Wildfires and Mudslides” in the 2025 10-K 3. As of February 13, 2026 4. Refers to funding sources prior to a CPUC determination of prudency. For further details, see "Management Overview—Southern California Wildfires and Mudslides” in the 2025 10-K 5. Customer-funded self-insurance includes a $12.5 million shareholder contribution 6. Subject to CPUC approval. If the CPUC determines that the costs were not prudently incurred, SCE will be required to return any amounts recovered back to customers over a period that matches the remaining duration of the financing instrument through credits to customer rates Clear funding sources mitigate balance sheet exposure from claims resolution4While SCE has not conclusively determined causation, SCE is not aware of evidence pointing to another possible source of ignition. Absent additional evidence, SCE believes that it is likely that its equipment could have been associated with the ignition of the Eaton Fire. Based on the information it has reviewed, SCE believes that it will be able to make a good faith showing that its conduct with respect to its transmission facilities in the preliminary area of origin was consistent with the actions of a reasonable utility. • 2,345 claims submitted for households, consisting of more than 6,778 individuals • 507 offers extended totaling more than $165 million • 71 claims payments already made to individuals, totaling more than $15 million Investigation Status2 Wildfire Recovery Compensation Program Stats3 First $1Bn5 Customer–funded self-insurance Up to remaining capacity of Wildfire Fund Reimbursement from Wildfire Fund1 Above capacity of Wildfire Fund SB 254 provides ability to securitize6

ELECTRIFYING THE FUTURE: CUSTOMERS AND CLEAN ENERGY

20Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Reaching California’s 2045 GHG goals requires a near-complete transformation of energy use economy wide 100% of grid sales with carbon-free electricity ~90 GW of add’l utility- scale clean generation ~25 GW of add’l utility- scale energy storage >15 GW each of add’l behind-the-meter solar and storage Zero emission appliance regulations expected to drive >95% building electrification 98% and 90% of commercial water and space heating to be electrified by 2045, respectively 90% of light-duty vehicles need to be electric 90% of medium-duty vehicles need to be electric 54% of heavy-duty vehicles need to be electric 20% and 13% of pipeline natural gas volume to be hydrogen and RNG, respectively 37% of heavy-duty vehicles to be hydrogen fuel cell vehicles 20% of buses to be hydrogen fuel cell vehicles Edison is partnering with state government and other stakeholders to advance policies that rapidly cut GHG emissions in a feasible and affordable way 25 MMT from carbon capture and storage (point source) 25 MMT from natural and working lands 25 MMT from other (e.g., direct air capture) DECARBONIZE ELECTRICITY ELECTRIFY TRANSPORTATION ELECTRIFY BUILDINGS USE LOW-CARBON FUELS SINK REMAINING CARBON 100% RETAIL SALES 90% OF VEHICLES 95% OF BUILDINGS 48% NON-ELECTRIC ENERGY 75 MMT CARBON SINK

21Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Neutralize remaining emissions: Mostly from natural gas generation supporting reliability and affordability EIX is directly contributing to California’s clean energy transition by taking steps to reach net zero Deliver Carbon-Free Power to SCE’s Customers: Increase clean power procurement and decrease natural gas generation use, in line with commitment to deliver 100% carbon-free power by 2045 1 2 3 Reduce Operational Emissions: Engaging vendors to reduce supply chain emissions, phasing out older technology, and continuing to electrify vehicle fleet Source: EIX’s Reaching Net Zero analysis. See EIX’s Reaching Net Zero paper for additional information on the analysis and its methodology 10.3 (7.2) (1.1) (2.0) 2020 Emissions Power Delivery-related Operational Neutralized Our Net-Zero Action Plan Reducing Scope 1, 2, and 3 Emissions Reaching net-zero GHG Emissions by 2045 GHG Emissions Reductions by 2045 (MMT CO2e) Net Zero by 2045

22Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE’s load growth driven by economywide trends with broad customer and climate benefits SCE’s diverse and durable drivers of demand… …expected to result in sustained load growth Transportation Electrification Rapid growth potential supported by strong CA EV sales, fleet electrification, and public charging Residential New housing development and population growth, partially offset by solar adoption Commercial & Industrial High-tech warehouses, data centers, and building electrification Near-term (2025–2030) Clean load growth supporting both affordability and decarbonization ~1–3% annualized sales growth ~30–40% cumulative sales growth1 ~100% cumulative sales growth1 Mid-term (By 2035) Long-term (By 2045) 1. Relative to 2025

23Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE’s future load growth is highly levered to EV adoption, helping affordability by providing downward pressure on rates 1. Includes both light duty and non-light duty EV load 2. Source: EPRI analysis of Experian data 23% of new cars sold in CA in 2025 were zero emission vehicles2; state has >100,000 public chargers SCE’s Charge Ready programs are expected to stimulate growth in EV adoption and the build out of charging infrastructure SCE’s programs include a focus on serving multi-family dwellings and disadvantaged communities State budget funding of ~$6 billion to accelerate zero-emission vehicles represents significant progress in helping spur adoption Electric vehicles in SCE’s service area made up ~3,000 GWh of load in 2025 and could grow to 50,000+ GWh by 2045 Electric load from electric vehicles in SCE’s service area, GWh1 - 10,000 20,000 30,000 40,000 50,000 60,000 2025 2045 ~16x increase

24Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Edison International has one of the strongest electrification profiles in the industry 1. Source: EPRI analysis of Experian data State multiyear package includes ~$525 million for equitable building decarbonization SCE considering further steps to help state close current deployment gap Target to have 27 million residential heat pumps in California by 2045 If target achieved, represents 8 million MWh of incremental load in SCE’s service area by 2045 SCE has installed or procured ~9.3 GW of storage capacity; ~5.6 GW currently online SCE commissioned ~345 MW and commissioning additional ~225 MW of utility-owned storage to support reliability Project 30+ GW of utility-scale storage needed California-wide by 2045 Growing energy storage capacity supports reliability as economy increasingly relies on electricity Largest U.S. IOU EV charging programs with over $850 million of approved funding plus over $1 billion of incentives Substantial state budget commitments to accelerate zero-emission vehicles 23% of new cars sold in California in 2025 were zero emission vehicles1 Current trajectory of 12 million EVs in CA (4.6 million in SCE’s area) by 2035 Represents over 20 million MWh in SCE’s service area by 2035 and ~50 million MWh by 2045 Transportation Electrification Energy Storage Building Electrification

25Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy $872 $806 $457 $414 $394 $313 $309 EIX Utility A Utility B Utility C Utility D Utility E Utility F SCE leads the largest utility transportation electrification initiatives and programs in the U.S. 1. Low Carbon Fuel Standard. The LCFS program at the California Air Resources Board (CARB) funds SCE’s vehicle rebate programs through the sale of LCFS credits to market participants and not through customer rates. These amounts are distinct from funding approved for SCE’s transportation electrification programs Sources: EEI Electric Transportation Biannual State Regulatory Update (January 2025), SCE Edison’s long-standing suite of transportation electrification programs enables California’s leadership of EV adoption Approved Utility Transportation Electrification Portfolios >$300 Million, $ in Millions By 2030, SCE will administer over $1 billion of EV purchase incentives and other equity-focused programs funded via California’s LCFS program1 By end of 2027, SCE’s programs expected to have: – Added ~22,000 light-duty vehicle chargers – Directly contributed to electrification of >500,000 vehicles with ~25% in disadvantaged communities EIX/SCE received the prestigious Edison Electric Institute (EEI) Edison Award for SCE’s innovative suite of TE programs

26Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Load nearly doubling by 2045 requires a significant acceleration in grid expansion Source: SCE’s Countdown to 2045 analysis. See Countdown to 2045 Appendices for additional information on the analysis and its methodology CAISO Grid Investment 2033–2045 At least half of incremental grid investment fits squarely within IOU jurisdictions Incremental CAISO-wide grid investment ~$125 billion (2023$) Transmission for Out-of-State Imports ISO Interconnections Distribution Subtransmission Infrastructure to interconnect and integrate resources May be mix of investment by utilities, generators, and other market participants Utility infrastructure additions and upgrades Predominantly investments by utilities in their service areas New transmission and distribution grid projects need to be added at up to 4x and 10x historical rates, respectively SCE expects distribution system to be 25% larger by 2045 – Equivalent of 85 new distribution substations – Upgrades to 345 of 900 existing substations – 1,400 new distribution circuits (30% more than today) +20,000 circuit miles of 500 kV transmission CAISO-wide to interconnect new resources

27Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 2023 2045 By 2045, electricity demand is projected to nearly double from 2025, primarily due to electrification Households will benefit from these savings well before 2045, with the average SCE household expected to see more than 10% savings by the early 2030s Household savings driven by reduced fossil fuel expenses more than offsetting increase in electricity expense Improvements in equipment efficiency, energy efficiency, and demand response programs reduce consumption Adoption of electrified technologies results in significant savings for average SCE customer household 1. Reflects annual energy expenses using SCE data. Vehicles and appliance costs are not included. Assumes the average SCE customer in 2045 would have electric vehicle, solar, and electric water and space heating 2. Reflects the proportion of household income spent on energy. For 2045, projected median household income based on historical growth rates, then normalized to 2023$ Source: SCE’s Countdown to 2045 analysis Annual residential household energy expenses (2023$)1 Total annual energy expenses for the average SCE customer household decreases by ~40% by 2045 $3,880 $6,680 Home Solar Electricity Bill Home Gas Bill Gasoline >7% <3%Share of wallet2

28Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 0% 2% 4% 6% 8% 10% 12% 14% Mississippi Nebraska Alabama West Virginia Wyoming Tennessee Arkansas North Carolina Kentucky Oklahoma South Carolina South Dakota Missouri Maine Montana Texas Georgia Arizona Delaware Nevada New Mexico Indiana Louisiana North Dakota Idaho Vermont Connecticut Michigan Wisconsin Kansas Colorado Ohio Oregon Virginia Iowa Rhode Island New Hampshire Florida Pennsylvania SCE Maryland Utah Minnesota Washington Illinois New Jersey Massachusetts New York Total energy share of wallet in SCE’s service area below median and can decrease with higher levels of electrification 2024 Est. Avg. Residential Customer Share of Wallet (% of Income)1 Electricity Nat. Gas GasolineFor customers of large utilities in: Electricity and energy share of wallet in SCE’s service area compare favorably to those in other states 1. EIX analysis and assumptions based on representative utilities in each state, median household income data from U.S. Census Bureau, electricity expenditure data from EIA, natural gas expenditure data from AGA and EIA, gasoline price data from EIA, and gasoline consumption calculated from vehicles per household from the US Census, vehicle-miles traveled per vehicle from FHWA Highway Statistics Series, and gas mileage from Bureau of Transportation Statistics

29Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 39.3 33.4 28.3 SDG&E PG&E SCE SCE has lowest system average rate among California IOUs and remains laser focused on affordability for customers Major California IOU System Average Rates1 Cents per kWh, Based on current rates 1. All rates include California Climate Credit. Sources: SCE Advice 5725-E effective January 1, 2026, PG&E Advice 7797-E effective January 1, 2026, SDG&E Advice 4757-E effective January 1, 2026 Expect system average rate growth at or below inflation through 2030 Rising load growth driven by electrification and other factors further supports affordability Strong track record and continued focus on operational excellence to reduce costs +39% vs. SCE +18% vs. SCE

30Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 10 15 20 25 30 35 2000 '05 '10 '15 '20 '25 2030 2019–2024 rate increases largely driven by external events % of Total Increase 2019–2024: SCE’s rate trend outpaced inflation (~11% vs. ~4%) Rate increases below inflation for 20 years. External drivers largely drove 2019–2024. Expect return to inflation-level growth 2001–2019 SCE’s rates trend below local inflation for nearly 20 years SCE System Average Rate2 Local inflation 68% from external events4 Cents per kWh 1. Forecast subject to change. Actual rates will vary based on actual authorized rates, changes in market prices, variability in sales, collections, timing of regulatory decisions, and other factors 2. All rates include California Climate Credit 3. Includes items such as undercollection of rates in 2023 due to milder than anticipated weather and other one-time events 4. External events also includes 2% from Public Purpose Programs. Standard operations also includes 4% from Power Supply — Clean Energy 32% from standard operations4 21% Wildfire 45% Power Supply and Weather3 28% Load Growth / Infrastructure Replacement 2024–2028 Expect system average rate growth at or below inflation1 30

31Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Composition of Bundled System Revenue Requirement1 6% Transmission Investment in operations and maintenance for high-voltage transmission lines 34% Distribution Grid maintenance and new equipment, including poles, wires, and substations 11% Wildfire Covered conductor, vegetation clearing, enhanced inspections, weather stations, HD cameras, and insurance 4% Public Purpose Programs Mandated state programs, including incentives for energy efficiency and protection for low-income customers 11% Taxes Federal, state, county, and city taxes and uncollectibles 34% Power Supply Cost of energy sources, including natural gas, hydro, solar, and wind 1. Based on rates as of January 1, 2026

32Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE delivers on California’s energy goals while managing affordability—despite higher policy-driven cost burdens +38% vs. SCE +37% vs. SCE SCE vs. LADWP: Average Non-CARE Residential Bill1 $ per Month; Based on 500 kWh consumption 1. Including Utility Users Tax (UUT). UUT is a local tax levied by cities on utility services, which is not part of SCE’s revenue requirement. Utilities collect the UUT through customers’ electric bills and remit the funds to the appropriate local government 2. Other includes Wildfire Fund Charge, Nuclear Decommissioning Charge, Public Utilities Commission Reimbursement Fee 3. Public Purpose Programs also includes CARE surcharge / discount, extension of Diablo Canyon operations costs 4. Taxes includes Federal & State Income Tax, Property Tax, Franchise Fees & Uncollectibles, and UUT 5. Southern California Edison (SCE) serves a 50,000 square mile area in Central, Coastal, and Southern California. The Los Angeles Department of Water and Power (LADWP) serves a ~473 square mile area IOU customers fund broader set of public mandates—including wildfire mitigation, decarbonization, and equity programs—not reflected in municipal utility bills Despite these added responsibilities, IOUs operate efficiently—maintaining grid reliability, advancing clean energy, accessing deep capital markets, and delivering shareholder returns (i.e., reflecting regulated cost of capital) $196 $148 0 50 100 150 200 LADWP Transmission & Distribution Power Supply Taxes4 Wildfire Public Purpose3Other2 ~105 ~3,200Customers per Sq. Mile5: …while serving significantly larger area with lower customer density

FINANCIAL INFORMATION

34Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 2026–2030 Capital Expenditures Plan1 Five-year capex plan of ~$38–$41 billion to strengthen reliability, resilience, and readiness to meet customer needs Capital Expenditures, $ in Billions 1. Forecast includes amounts approved in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate annual updates. 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations 6.5 6.7 6.7 7.9 8.1 0.8 0.9 0.9 1.1 1.0 $7.3 $7.6 $7.6 $9.0 $9.1 2026 2027 2028 2029 2030 CPUC FERC Range Case2 $7.1 $7.3 $7.2 $8.0 $7.9 Forecast through 2030 includes: • 2025 GRC approval • CAISO-awarded FERC transmission projects • Advanced metering infrastructure program (~50% of total >$3bn projected spend is 2026–2030) • Planned 2029 GRC request Beyond 2030, continued long- term capital investment opportunities to serve customers • 2029 GRC investments • CAISO-awarded FERC transmission projects (~$2bn) • Advanced metering infrastructure program (~50% of total >$3bn projected spend is 2031–2033)

35Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 22% 22% 14% 12% 11% 10% 6% 3% Load Growth & Electrification Infrastructure Replacement Inspections & Maintenance Wildfire Management Transmission Other Distribution Advanced Metering Infra. Generation Over 85% of SCE’s capital investments are in its distribution grid and essential to reliability, resiliency, and readiness objectives >85% distribution grid SCE forecasts investing $38–41 billion from 2026 to 2030 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2026–2030 capital plan

36Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 40.1 43.2 46.4 49.8 53.8 58.4 7.5 7.6 8.0 8.3 8.8 9.5 $47.6 $50.8 $54.4 $58.1 $62.6 $67.9 2025 2026 2027 2028 2029 2030 Projected ~7% rate base growth driven by investments to enable customer-driven load growth CPUC FERC ~7% CAGR 2025–2030 Range Case (Recorded) $50.8 $54.3 $57.7 $61.7 $66.1 2025–2030 SCE Rate Base Weighted Average Rate Base, $ in Billions Forecast through 2030 includes: • 2025 GRC approval • CAISO-awarded FERC transmission projects • Advanced metering infrastructure program (~50% of total >$3bn projected spend is 2026–2030) • Planned 2029 GRC request Beyond 2030, continued long- term capital investment opportunities to serve customers • 2029 GRC investments • CAISO-awarded FERC transmission projects (~$2bn) • Advanced metering infrastructure program (~50% of total >$3bn projected spend is 2031–2033)

37Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy  Resolution of legacy wildfires: TKM and Wooley settlements approved; Woolsey securitization pending approval TKM (A.23-08-013) Woolsey (A.24-10-002) Value ~$1.6 billion (Settlement value)1 ~$2.0 billion (Settlement value)1 Next Steps None — securitization completed in 2025 Targeting issuance of securitized bonds by mid-2026 Avg. Residential Customer Cost2 ~$1.04/month ~$1.18/month (vs. average bill of ~$188) Modeling Considerations2017/2018 Wildfire/Mudslide Events Cost Recovery 1. Approved TKM settlement authorizes recovery of 60% of WEMA costs (claims and associated financing and legal expenses) and 85% of CEMA costs. Approved Woolsey settlement authorizes recovery of 35% of WEMA costs (claims and associated financing and legal expenses) and 85% of CEMA costs 2. For WEMA costs only. Estimated cost assuming securitization. Average bill shown is for non-CARE residential customers Core EPS: One-time benefit recorded upon CPUC approval; going forward, SCE realizes interest expense benefit Cash Flow: Securitization follows CPUC approval of financing order – TKM: ~$1.6 billion completed in 2025 – Woolsey: ~$2.0 billion expected mid-2026 Use of Proceeds: – Offsets normal-course debt issuances as SCE reallocates outstanding debt for rate base growth  One-time True-up in 2025 Ongoing Post-Decision TKM ~30¢ (Q1 2025) ~14¢ (annualized) Woolsey ~46¢ (Q4 2025) ~18¢ (annualized)

38Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding EIX 2026 and 2027 Core Earnings Per Share Guidance Ranges 2026 Guidance 2027 Guidance SCE EPS 6.81–7.07 7.20–7.53 EIX Parent and Other (0.91)–(0.87) (0.95)–(0.88) EIX Consolidated Core EPS $5.90–6.20 $6.25–6.65 Share Count (in millions) 385 385 EIX introduces 2026 Core EPS guidance of $5.90–6.20 and 2027 Core EPS guidance of $6.25–6.65 ~7% Growth Now providing 2027 outlook given visibility through GRC cycle • Expected to be at high-end of long-term growth rate range of 5–7% • Core EPS growth driven primarily by ~7% rate base growth • Additional modeling considerations can be found in Appendix

39Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 5.84 0.28 0.18 (0.11) (0.07) (0.07) 6.05 Original 2025 Midpoint Rate Base Growth, Net of Lower CPUC ROE Woolsey Interest Benefit 2025 Regulatory Decision True-ups Depreciation- and Property Tax- related Tax, Financing, and Other 2026 Core EPS Guidance (@ Midpoint) 2026 Core EPS guidance represents ~3.5% growth, muted primarily by variances not expected to affect later periods Drivers of 2026 Core EPS compared to original 2025 midpoint1 $ per Share 1. Original 2025 midpoint represents the midpoint of the original 2025 Core EPS guidance range for $5.50–5.90 plus run-rate interest expense benefit resulting from the TKM Settlement Agreement of 14¢ Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. Non-core items are presented as recorded Variances not expected to affect later periods

40Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 1. Compound annual growth rate (CAGR) based the midpoint of the original 2025 Core EPS guidance range of $5.50–5.90 plus run-rate interest expense benefit resulting from the TKM Settlement Agreement of 14¢ Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding EIX 2028 Core Earnings Per Share Guidance Range 2028 Guidance SCE EPS 7.74–8.04 EIX Parent and Other (1.00)–(0.90) EIX Consolidated Core EPS $6.74–7.14 Share Count (in millions) 385 EIX reaffirms 2028 Core EPS guidance of $6.74–7.14, representing 5–7% growth from 20251

41Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy ~$8.0 billion memo account recovery 2021–20251 ~$3.2 billion securitizations of AB 1054 capex and TKM cost recovery completed ~$3.5 billion remaining recoveries through 2027 Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics Approved Applications Application / Account Balance @ Dec. 31, ’25 Recovery Through Remaining Rate Recovery by Year 2026 2027 2028  2025 GRC (Jan–Sept. ’25) 789 Sept. ‘27 451 338 –  2023 WMCE 312 Sept. ‘26 312 – –  2022 WM/VM 128 Sept. ‘26 128 – – Woolsey CEMA 50 May ‘27 29 21 –  TKM CEMA 14 Jun. ‘26 14 – – Various others 229 Varies 229 – – Total 1,522 1,163 359 – Pending Applications2 (Subject to CPUC Authorization) Application Request2,3,4 Expected Amort.2 Expected Rate Recovery by Year3 2026 2027 2028 Woolsey Securitization 1,951 n/a 1,951 – – 2024 WMCE 48 12 months – 48 – Total Including Securitization 1,999 1,951 48 – 1. Includes ~$3.2 billion recovered through securitization of AB 1054 capital expenditures and TKM authorized costs 2. Pending Applications reflects applications already submitted to the CPUC. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval 3. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval. For Woolsey securitization, amount reflects costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate 4. Woolsey Securitization estimate will be further refined as timing and costs of securitization transaction are evaluated Note: Numbers may not add due to rounding Remaining GRC and Wildfire-related Application Recoveries $ in Millions

42Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy $78 million for Wildfire Mitigation & Restoration1 (2024 WMCE) $99 million for Wildfire Mitigation (2022 WM/VM) $702 million for Wildfire Mitigation & Restoration (2023 WMCE) $465 million for Wildfire Mitigation & Restoration (GRC Track 3) SCE has obtained approvals for $3 billion of capex in memo accounts since 2020, and has ~$78 million pending 202520242023202220212020 $407 million for Wildfire Mitigation (GS&RP) $302 million for Wildfire Mitigation (GRC Track 2) $436 million for Customer Service Re-Platform Approvals and pending applications for incremental capital spending recorded in memo accounts Only capital expenditure components of CPUC decisions shown below $58 million for Customer Service Re- Platform $312 million for Wildfire Restoration (2022 CEMA) $76 million for Wildfire Mitigation (2021 CEMA and WM/VM) $126 million for Wildfire Restoration (TKM & Woolsey CEMA) 2026 1. Subject to CPUC approval Pending application Wildfire Mitigation & Restoration Non-GRC Program

43Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy CPUC issues final decision on 2026 cost of capital application On December 18, 2025, the CPUC issued final decision on 2026 cost of capital application  Maintains current capital structure  Authorizes CPUC ROE of 10.03%  Continues cost of capital mechanism through 2028 2026 CPUC Authorized Capital Structure 2026 CPUC Authorized Cost of Capital Long-Term Debt 43.00% 4.71% Preferred Equity 5.00% 6.89% Common Equity 52.00% 10.03% Rate of Return 7.59%

44Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE enters 2026 with substantially greater clarity into outlook following significant regulatory year in 2025 Application 2025 2026 2027 2028 Next Steps General Rate Case (A.23-05-010) n/a TKM Recovery; Financing (A.23-08-013; A.25-04-021) n/a 2023 WMCE; 2024 WMCE (A.24-04-005; A.25-12-002) Awaiting scoping memo to set procedural schedule 2022 WMVM (A.23-10-001) n/a Cost of Capital (A.25-03-012) n/a Woolsey Recovery; Financing (A.24-10-002; A.26-01-007) Prehearing conference on Feb. 19 NextGen ERP (A.25-03-009) Reply briefs due Feb. 20 Advanced Metering Infra. 2.0 (Not yet filed) Plan to file in Q1 2026 = Final Decision Received File 2029 GRC File 2029 CoC File standalone application       

45Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX and SCE are committed to investment grade credit ratings 1. Excludes amortization of securitized bonds related to SCE’s AB 1054 Excluded Capital Expenditures and short-term debt 2. Based on S&P’s methodology SCE EIX Moody’s Baa1 Stable Baa2 Stable S&P BBB- Negative BBB- Negative Fitch BBB Stable BBB Stable Targeting EIX long-term FFO-to-Debt ratio of 15–17%2 Manageable long-term debt maturities ~14% of total $35 billion debt portfolio at parent Credit strengths include: – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 and SB 254 – Wildfire mitigation investments Investment grade ratings at SCE and EIX Long-term Issuer Rating and Outlook as of February 17, 2026 Long-term Debt Maturities1 $ in Millions, as of December 31, 2025 SCEEIX Parent 1,850 1,739 2,259 1,400 600 1,150 1,050 550 1,850 2,450 2,889 3,309 1,950 2026 2027 2028 2029 2030

46Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX has a solid track record of delivering on Core EPS guidance over the last two decades 2025 2024 2023 2022 2021 Exceeded In-line In-line In-line Exceeded 2020 2019 2017 2016 2015 In-line In-line Exceeded In-line Exceeded 2014 2013 2011 2010 2009 Exceeded Exceeded Exceeded In-line Exceeded 2008 2007 2006 2005 2004 In-line Exceeded Exceeded Exceeded Exceeded EIX Actual Core EPS vs. Guidance Range History1   1. 2012 and 2018 not shown because Core EPS guidance was not given in those years due to GRC decision timing  + + ++  + + + + + + +  +

47Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX has 22 consecutive years of dividend growth $0.80 $3.51 2004 2026 7% CAGR Dividends per Share1 1. 2026 dividend annualized based on dividend declaration on December 11, 2025

48Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX extends 5–7% Core EPS growth for 2025 to 2030, with no equity needs in financing plan 1. For 2025, represents the midpoint of the original 2025 Core EPS guidance range for $5.50–5.90 plus run-rate interest expense benefit resulting from the TKM Settlement Agreement of 14¢ 2. Financing plan is subject to change. Incorporates expected Woolsey securitization 3. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors 4. Incremental to refinancing of maturities. Values shown include both SCE and parent debt $5.84 $7.45–8.20 Original 2025 Midpoint 2030 Target Achievable EPS growth for 2030 Core Earnings per Share Guidance1 5–7% CAGR 2026–2030 EIX consolidated financing plan2 $ in Billions Uses Sources Capital Plan $38–41 Dividends3 $7–9 Net cash provided by operating activities $36–38 Incremental Debt2,4 $9–12

49Edison International | February 2026 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Rate base and EPS growth aligned with grid safety, reliability, and customer affordability 1. Compound annual growth rate (CAGR) based the midpoint of the original 2025 Core EPS guidance range of $5.50–5.90 plus run-rate interest expense benefit resulting from the TKM Settlement Agreement of 14¢ 2. Based on EIX stock price on February 17, 2026 3. Relative to 2025 5–7% Core EPS CAGR1 2025–2030 Underpinned by strong rate base growth of ~7% $38–41 billion 2026–2030 capital program ~5% current dividend yield2 22 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings Investments in safety and reliability of the grid Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition One of the strongest electrification profiles in the industry Industry-leading programs for transportation electrification Expected ~30–40% load growth by 2035 and nearly doubling by 20453

APPENDIX

51Edison International | February 2026 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy 2026–2028 Modeling Considerations Variable 2026 2027 2028 SCE Rate Base ($ billions) $50.8 $54.3–54.4 $57.7–58.1 Rate Base Mix (CPUC/FERC) 85% / 15% 85% / 15% 86% / 14% Authorized ROEs (CPUC/FERC) 10.03% / 10.30% 10.03% / 10.30% 10.03% / 10.30% Authorized Equity Ratios (CPUC/FERC) 52% / 47.5% 52% / 47.5% 52% / 47.5% TKM/Woolsey Interest Benefit1 (Core EPS) ~32¢ ~32¢ ~32¢ SCE Wildfire Debt Rate (Pre-tax) 5.3% weighted average portfolio; incorporates current yield curve, maturities, and financing assumptions EIX Parent Debt Rate (Pre-tax) 5.4% weighted average portfolio; incorporates current yield curve, maturities, and financing assumptions Equity Issuance ($ millions) No equity issuance forecasted from 2026–2030 Share Count (millions) 385 385 385 1. Compared to 2024 baseline

52Edison International | February 2026 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions Provide independent, expert advice and services Provides strategy and implementation solutions across sustainability, renewables, conventional supply, energy optimization, and transportation electrification Global reach. Local impact. Clients include 48 of the world’s largest companies1 Serving clients in 30+ countries globally 13.6+ GW of offsite renewable procurement deals Provide insights for clean energy efforts Supports Edison International’s clean energy, electrification, and sustainability strategy Trio partners with the world's largest organizations to create meaningful climate impact — globally 1. Based on the Fortune 500 and Fortune Global 500 lists

53Edison International | February 2026 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Low High Basic EIX EPS $5.90 $6.20 Total Non-Core Items1 – – Core EIX EPS $5.90 $6.20 1. Non-core items are presented as they are recorded Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 2026 EPS Available to Edison International

54Edison International | February 2026 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Use of Non-GAAP Financial Measures EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com Edison International's earnings and basic earnings per share (EPS) are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings and core EPS internally for financial planning and for analysis of performance. Core earnings and core EPS are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation.